Exhibit 32.1

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER

AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the quarterly Report on Form 10-Q of PacificNet Inc. for the three months ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

I, Phillip Wong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2004, that the quarterly Report on Form 10-Q of PacificNet Inc. for the three months ended March 31, 2008 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

Dated: July 3, 2008
By: /s/ Tony Tong
Name: Tony Tong
Title: Chief Executive Officer
(Principal Executive Officer )

By: /s/ Phillip Wong
Name: Phillip Wong
Title: Chief Financial Officer (Principal Financial Officer)